UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  December 2, 2013

VENZA GOLD CORP.

(Exact name of registrant as specified in its charter)

BRITISH COLUMBIA, CANADA	000-54800	99-0364150
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

#810 - 789 West Pender Street Vancouver, BC		V6C 1H2
(Address of principal executive offices)		(Zip Code)

Registrant's telephone number, including area code		(604) 787-2811

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[   ]

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ]

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[   ]

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
(17 CFR 240.14d-2(b))

[   ]

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 1 - REGISTRANT’S BUSINESS AND OPERATIONS

ITEM 1.01

ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

On December 2, 2013, Venza Gold Corp. (the “Company”) entered into a license agreement (the “License Agreement”) with Make Sence, Inc. (“MSI”) pursuant to which MSI will grant a license to the Company to commercialize its correlation technology platform (the “Technology”) in the education market. As a result of licensing the Technology, the Company will be launching its edForm and edForma portals and will utilize the Technology to serve the complex search requirements of English and Spanish education users.

In consideration of the license, the Company will be required to make cash payments totalling $500,000 (the “License Fee”) and issue a total of 2,857,142 common shares of the Company in accordance with the terms of the License Agreement.  The License Fee is to be paid according to the following payment schedule:

(a)

$100,000 no later than April 1, 2014;

(b)

$200,000 no later than August 1, 2014; and

(c)

$200,000 no later than January 1, 2015.

In addition, if, while using the Technology, the number of daily queries the Company receives exceeds 125,000, the Company will be required to pay a gross revenue share to MSI of 45% for each additional query.

The initial term of the License Agreement is 50 years. The Company has the right to terminate the License Agreement at any time if the Company is unsuccessful in raising minimum financing of $500,000.

The above summary is qualified in its entirety by reference to the full text of the License Agreement, a copy of which is filed as exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

SECTION 5 - CORPORATE GOVERNANCE AND MANAGEMENT

ITEM 5.02

DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

Effective December 2, Gerald Diakow resigned as the Chief Executive Officer, Chief Financial Officer and President of the Company.  Mr. Diakow’s resignation was not due to, and was not been caused by, in whole or in part, any disagreement with the Company, whether related to the Company’s operations, policies, practices or otherwise. Mr. Diakow will continue to serve on the Company’s board of directors.

Effective December 2, 2013, the Company appointed Patrick Fitzsimmons as Chief Executive Officer and President and James Hyland as Chief Financial Officer to fill the vacancies created by Mr. Diakow’s resignation.  Also on December 2, 2013, Mr. Fitzsimmons was appointed as a director of the Company to fill the vacancy created when Ralph Biggar resigned as a director of the Company on July 26, 2013.

Mr. Fitzsimmons brings to the company a significant sales and management track record, gained from a lengthy career in the high-technology marketplace. Mr. Fitzsimmons has represented firms such as NCR, Timeplex, Rogers Cable, Newbridge Networks and AT&T offering a wide range of technology solutions, specifically in the telecommunications and application software sectors. Mr. Fitzsimmons has been responsible for identifying and tailoring leading-edge applications, products and services for specific vertical markets, as well as designing corporate marketing and compensation programs. Mr. Fitzsimmons earned a Diploma in Administrative Management from BC Institute of Technology.

Mr. Hyland has over 20 years of experience as a financial and marketing consultant, a corporate founder and manager of a number of early stage public and private Canadian businesses. His industry expertise includes hospitality, publishing, financial services, technology, mining, alternative energy and healthcare. Mr. Hyland has an extensive network of contacts with the financial community including fund managers, industry analysts and media, throughout North America, the United Kingdom and continental Europe. Mr. Hyland has also worked in advertising with a major mining and resource publication based in Vancouver BC. Mr. Hyland earned a Bachelor of Commerce in Entrepreneurial Management from Royal Roads University of Victoria, BC. Canada.

SECTION 7 - REGULATION FD

ITEM 7.01

REGULATION FD DISCLOSURE.

On December 2, 2013, the Company announced that its board of directors approved an offering of up to of 5,000,000 common shares of the Company (“Shares”), at a price of $0.10 per Share, in separate concurrent private placement offerings as set forth below.

Foreign Offering

The Company’s board of directors approved a private placement offering (the “Foreign Offering”) of up to 4,000,000 Shares pursuant to the provisions of Regulation S of the United States Securities Act of 1933, as amended (the “Act”). The offering will be made to persons who are not residents of the United States and are otherwise not “U.S. Persons” as that term is defined in Rule 902(k) of Regulation S of the Act.

US Offering

The Company’s board of directors also approved a private placement offering (the “US Offering”) of up to 1,000,000 Shares pursuant to the provisions of Rule 506(b) of Regulation D of the Act. The US Offering will be made to persons who are “accredited investors” as that term is defined under Regulation D of the Act.

There is no assurance that the Company will sell any shares under the Foreign Offering or the US Offering.

The above does not constitute an offer to sell or a solicitation of an offer to buy any of the Company’s securities in the United States. The securities have not been registered under the Act and may not be offered or sold within the United States or to U.S. persons unless an exemption from such registration is available.

This information is furnished pursuant to Item 7.01 of Form 8-K and shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to liability under that section, nor shall it be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing. By filing this report on Form 8-K and furnishing this information, the Company makes no admission as to the materiality of any information in this report that is required to be disclosed solely by reason of Regulation FD.

SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.01

FINANCIAL STATEMENTS AND EXHIBITS

(d)  Exhibits

Exhibit Number	Description of Exhibit
10.1	License Agreement between the Company and Make Sence, Inc. dated December 2, 2013
99.1	News Release dated December 2, 2013

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VENZA GOLD CORP.

Date: December 4, 2013

By:  /s/ Patrick Fitzsimmons

Patrick Fitzsimmons

President

5